UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):   February 26, 2008
Harris Interactive Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Corporate Woods, Rochester , New York	14623

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:   585-272-8400
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 — Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1

Section 5 — Corporate Governance and Management

Item 5.02 —	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Retirement of Leonard R. Bayer; Resignation as a Director
     On February 26, 2008, Harris Interactive Inc. (the “Company”) and Leonard R. Bayer, the Company’s Executive Vice President, Chief Scientist, and Chief Technology Officer, agreed that Mr. Bayer will retire from employment with the Company effective March 31, 2008. In addition, as provided in Mr. Bayer’s Employment Agreement, Mr. Bayer will resign from the Company’s Board of Directors effective March 31, 2008.
     In connection with Mr. Bayer’s retirement, on February 26, 2008 the Company and Mr. Bayer entered into Amendment 1 (the “Amendment”) to Mr. Bayer’s Employment Agreement. His Employment Agreement was filed as Exhibit 10.11 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007, and the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K. The Amendment modified Mr. Bayer’s severance arrangement such that in connection with his retirement he now will receive (i) payments of any bonus accrued for the portion of fiscal 2008 during which he was employed, payable on October 1, 2008, (ii) a payment of $192,500 payable on October 1, 2008, (iii) payments of $27,500 payable on each of November 1, 2008 and December 1, 2008, and (iv) a payment of $495,000 payable on January 2, 2009. The Amendment eliminates provisions under which Mr. Bayer could provide post-employment consulting services in the Company. It also provides for a two-year post-employment non-competition period, during which time Mr. Bayer will continue to receive health and medical benefits.
Section 9 — Financial Statements and Exhibits

Item 9.01 —	Financial Statements and Exhibits.
(d) Exhibits

*Exhibit 10.1	Employment Agreement Amendment 1 between the Company and Leonard R. Bayer, dated February 26, 2008.
* Denotes management contract or compensatory plan or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harris Interactive Inc.
February 27, 2008	By:	/s/ Ronald E. Salluzzo
		Name:	Ronald E. Salluzzo
		Title:	Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

*Exhibit 10.1	Employment Agreement Amendment 1 between the Company and Leonard R. Bayer, dated February 26, 2008.
* Denotes management contract or compensatory plan or arrangement